Exhibit 99.3

Apple Inc.

Revised Quarterly Income Statement Information

($ in millions, units in thousands, except per share amounts)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	FY 2007

iPhone Unit Sales	-	-	270	1,119	1,389

New Accounting (a)

Net Sales	$7,123	$5,286	$5,563	$6,606	$24,578
Cost of Sales	4,900	3,435	3,530	4,561	16,426

Gross Margin	2,223	1,851	2,033	2,045	8,152

Operating Expenses:
Research and Development	184	183	208	207	782
Selling, General and Administrative	714	680	746	823	2,963

Total Operating Expenses	898	863	954	1,030	3,745

Operating Income	1,325	988	1,079	1,015	4,407
Other Income and Expense	126	148	155	170	599

Income Before Provision for Income Taxes	1,451	1,136	1,234	1,185	5,006
Provision for Income Taxes	440	362	394	315	1,511

Net Income	$1,011	$774	$840	$870	$3,495

Earnings Per Common Share:
Basic	$1.18	$0.90	$0.97	$1.00	$4.04
Diluted	$1.14	$0.87	$0.94	$0.97	$3.93

Old Accounting

Net Sales	$7,115	$5,264	$5,410	$6,217	$24,006
Cost of Sales	4,895	3,415	3,415	4,127	15,852

Gross Margin	2,220	1,849	1,995	2,090	8,154

Operating Expenses:
Research and Development	184	183	208	207	782
Selling, General and Administrative	714	680	746	823	2,963

Total Operating Expenses	898	863	954	1,030	3,745

Operating Income	1,322	986	1,041	1,060	4,409
Other Income and Expense	126	148	155	170	599

Income Before Provision for Income Taxes	1,448	1,134	1,196	1,230	5,008
Provision for Income Taxes	444	364	378	326	1,512

Net Income	$1,004	$770	$818	$904	$3,496

Earnings Per Common Share:
Basic	$1.17	$0.89	$0.94	$1.04	$4.04
Diluted	$1.14	$0.87	$0.92	$1.01	$3.93

Adjustments (a)

Net Sales	$8	$22	$153	$389	$572
Cost of Sales	5	20	115	434	574

Gross Margin	3	2	38	(45)	(2)

Operating Expenses:
Research and Development	-	-	-	-	-
Selling, General and Administrative	-	-	-	-	-

Total Operating Expenses	-	-	-	-	-

Operating Income	3	2	38	(45)	(2)
Other Income and Expense	-	-	-	-	-

Income Before Provision for Income Taxes	3	2	38	(45)	(2)
Provision for Income Taxes	(4)	(2)	16	(11)	(1)

Net Income	$7	$4	$22	$(34)	$(1)

Earnings Per Common Share:
Basic	$0.01	$0.01	$0.03	$(0.04)	$-
Diluted	$-	$-	$0.02	$(0.04)	$-

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the “Explanatory Note” in Apple’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Income Statement Information

($ in millions, units in thousands, except per share amounts)

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	FY 2008

iPhone Unit Sales	2,315	1,703	717	6,892	11,627

New Accounting (a)

Net Sales	$10,430	$7,980	$7,561	$11,520	$37,491
Cost of Sales	7,026	5,373	4,818	7,077	24,294

Gross Margin	3,404	2,607	2,743	4,443	13,197

Operating Expenses:
Research and Development	246	273	292	298	1,109
Selling, General and Administrative	960	886	916	999	3,761

Total Operating Expenses	1,206	1,159	1,208	1,297	4,870

Operating Income	2,198	1,448	1,535	3,146	8,327
Other Income and Expense	200	162	118	140	620

Income Before Provision for Income Taxes	2,398	1,610	1,653	3,286	8,947
Provision for Income Taxes	758	509	522	1,039	2,828

Net Income	$1,640	$1,101	$1,131	$2,247	$6,119

Earnings Per Common Share:
Basic	$1.87	$1.25	$1.28	$2.53	$6.94
Diluted	$1.82	$1.22	$1.25	$2.48	$6.78

Old Accounting

Net Sales	$9,608	$7,512	$7,464	$7,895	$32,479
Cost of Sales	6,276	5,038	4,864	5,156	21,334

Gross Margin	3,332	2,474	2,600	2,739	11,145

Operating Expenses:
Research and Development	246	273	292	298	1,109
Selling, General and Administrative	960	886	916	999	3,761

Total Operating Expenses	1,206	1,159	1,208	1,297	4,870

Operating Income	2,126	1,315	1,392	1,442	6,275
Other Income and Expense	200	162	118	140	620

Income Before Provision for Income Taxes	2,326	1,477	1,510	1,582	6,895
Provision for Income Taxes	745	432	438	446	2,061

Net Income	$1,581	$1,045	$1,072	$1,136	$4,834

Earnings Per Common Share:
Basic	$1.81	$1.19	$1.21	$1.28	$5.48
Diluted	$1.76	$1.16	$1.19	$1.26	$5.36

Adjustments (a)

Net Sales	$822	$468	$97	$3,625	$5,012
Cost of Sales	750	335	(46)	1,921	2,960

Gross Margin	72	133	143	1,704	2,052

Operating Expenses:
Research and Development	-	-	-	-	-
Selling, General and Administrative	-	-	-	-	-

Total Operating Expenses	-	-	-	-	-

Operating Income	72	133	143	1,704	2,052
Other Income and Expense	-	-	-	-	-

Income Before Provision for Income Taxes	72	133	143	1,704	2,052
Provision for Income Taxes	13	77	84	593	767

Net Income	$59	$56	$59	$1,111	$1,285

Earnings Per Common Share:
Basic	$0.06	$0.06	$0.07	$1.25	$1.46
Diluted	$0.06	$0.06	$0.06	$1.22	$1.42

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the “Explanatory Note” in Apple’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Income Statement Information

($ in millions, units in thousands, except per share amounts)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	FY 2009

iPhone Unit Sales	4,363	3,793	5,208	7,367	20,731

New Accounting (a)

Net Sales	$11,880	$9,084	$9,734	$12,207	$42,905
Cost of Sales	7,373	5,457	5,751	7,102	25,683

Gross Margin	4,507	3,627	3,983	5,105	17,222

Operating Expenses:
Research and Development	315	319	341	358	1,333
Selling, General and Administrative	1,091	985	1,010	1,063	4,149

Total Operating Expenses	1,406	1,304	1,351	1,421	5,482

Operating Income	3,101	2,323	2,632	3,684	11,740
Other Income and Expense	158	63	60	45	326

Income Before Provision for Income Taxes	3,259	2,386	2,692	3,729	12,066
Provision for Income Taxes	1,004	766	864	1,197	3,831

Net Income	$2,255	$1,620	$1,828	$2,532	$8,235

Earnings Per Common Share:
Basic	$2.54	$1.82	$2.05	$2.82	$9.22
Diluted	$2.50	$1.79	$2.01	$2.77	$9.08

Old Accounting

Net Sales	$10,167	$8,163	$8,337	$9,870	$36,537
Cost of Sales	6,635	5,192	5,314	6,256	23,397

Gross Margin	3,532	2,971	3,023	3,614	13,140

Operating Expenses:
Research and Development	315	319	341	358	1,333
Selling, General and Administrative	1,091	985	1,010	1,063	4,149

Total Operating Expenses	1,406	1,304	1,351	1,421	5,482

Operating Income	2,126	1,667	1,672	2,193	7,658
Other Income and Expense	158	63	60	45	326

Income Before Provision for Income Taxes	2,284	1,730	1,732	2,238	7,984
Provision for Income Taxes	679	525	503	573	2,280

Net Income	$1,605	$1,205	$1,229	$1,665	$5,704

Earnings Per Common Share:
Basic	$1.81	$1.35	$1.38	$1.85	$6.39
Diluted	$1.78	$1.33	$1.35	$1.82	$6.29

Adjustments (a)

Net Sales	$1,713	$921	$1,397	$2,337	$6,368
Cost of Sales	738	265	437	846	2,286

Gross Margin	975	656	960	1,491	4,082

Operating Expenses:
Research and Development	-	-	-	-	-
Selling, General and Administrative	-	-	-	-	-

Total Operating Expenses	-	-	-	-	-

Operating Income	975	656	960	1,491	4,082
Other Income and Expense	-	-	-	-	-

Income Before Provision for Income Taxes	975	656	960	1,491	4,082
Provision for Income Taxes	325	241	361	624	1,551

Net Income	$650	$415	$599	$867	$2,531

Earnings Per Common Share:
Basic	$0.73	$0.47	$0.67	$0.97	$2.83
Diluted	$0.72	$0.46	$0.66	$0.95	$2.79

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the “Explanatory Note” in Apple’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Balance Sheet Information

($ in millions)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009

New Accounting (a)

Current Assets:
Cash and Cash Equivalents	$7,159	$7,095	$7,118	$9,352	$9,162	$9,070	$9,373	$11,875	$7,236	$4,466	$5,605	$5,263
Short-Term Marketable Securities	4,710	5,482	6,649	6,034	9,286	10,378	11,401	10,236	18,411	20,547	18,617	18,201
Accounts Receivable, Net	1,621	928	1,410	1,637	1,939	1,593	1,603	2,422	2,196	1,932	2,686	3,361
Inventories	303	208	251	346	459	364	545	509	396	312	380	455
Deferred Tax Assets	647	635	671	788	976	992	1,005	1,044	1,097	1,065	1,095	1,135
Other Current Assets	2,218	1,650	2,558	3,544	3,704	3,376	2,916	3,920	2,890	2,676	3,015	3,140

Total Current Assets	16,658	15,998	18,657	21,701	25,526	25,773	26,843	30,006	32,226	30,998	31,398	31,555

Long-Term Marketable Securities	-	-	-	-	-	-	-	2,379	2,498	3,865	6,899	10,528
Property, Plant and Equipment, Net	1,362	1,409	1,626	1,832	1,870	1,962	2,177	2,455	2,580	2,546	2,653	2,954
Goodwill	38	38	38	38	38	38	38	207	207	207	207	206
Acquired Intangible Assets, Net	146	240	237	299	311	300	291	285	277	268	259	247
Other Assets	1,251	1,001	945	1,008	1,161	876	774	839	832	1,264	1,585	2,011

Total Assets	$19,455	$18,686	$21,503	$24,878	$28,906	$28,949	$30,123	$36,171	$38,620	$39,148	$43,001	$47,501

Current Liabilities:
Accounts Payable	$3,885	$2,403	$3,660	$4,970	$5,366	$4,154	$3,683	$5,520	$4,715	$3,976	$4,854	$5,601
Accrued Expenses	2,523	2,116	2,237	3,023	3,274	3,283	2,999	4,224	4,391	3,661	3,805	3,852
Deferred Revenue	916	892	969	1,113	1,290	1,326	1,438	1,617	1,771	1,742	1,920	2,053

Total Current Liabilities	7,324	5,411	6,866	9,106	9,930	8,763	8,120	11,361	10,877	9,379	10,579	11,506

Deferred Revenue - Non-Current	376	414	472	554	603	635	665	768	814	771	788	853
Other Non-Current Liabilities	520	589	728	687	1,511	1,384	1,543	1,745	2,179	2,444	2,870	3,502

Total Liabilities	8,220	6,414	8,066	10,347	12,044	10,782	10,328	13,874	13,870	12,594	14,237	15,861

Shareholders’ Equity:
Common Stock	4,594	4,848	5,149	5,368	6,046	6,342	6,831	7,177	7,392	7,643	7,957	8,210
Retained Earnings	6,618	7,392	8,232	9,100	10,742	11,756	12,887	15,129	17,382	19,002	20,826	23,353
Accumulated Other Comprehensive Income/(Loss)	23	32	56	63	74	69	77	(9)	(24)	(91)	(19)	77

Total Shareholders’ Equity	11,235	12,272	13,437	14,531	16,862	18,167	19,795	22,297	24,750	26,554	28,764	31,640

Total Liabilities and Shareholders’ Equity	$19,455	$18,686	$21,503	$24,878	$28,906	$28,949	$30,123	$36,171	$38,620	$39,148	$43,001	$47,501

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the “Explanatory Note” in Apple’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Balance Sheet Information

($ in millions)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009

Old Accounting

Current Assets:
Cash and Cash Equivalents	$7,159	$7,095	$7,118	$9,352	$9,162	$9,070	$9,373	$11,875	$7,236	$4,466	$5,605	$5,263
Short-Term Marketable Securities	4,710	5,482	6,649	6,034	9,286	10,378	11,401	10,236	18,411	20,547	18,617	18,201
Accounts Receivable, Net	1,621	928	1,410	1,637	1,939	1,593	1,603	2,422	2,196	1,932	2,686	3,361
Inventories	303	208	251	346	459	364	545	509	396	312	380	455
Deferred Tax Assets	648	640	687	782	993	1,060	1,131	1,447	1,613	1,539	1,731	2,101
Other Current Assets	2,223	1,676	2,630	3,805	4,350	4,271	3,945	5,822	5,311	5,057	6,151	6,884

Total Current Assets	16,664	16,029	18,745	21,956	26,189	26,736	27,998	32,311	35,163	33,853	35,170	36,265

Long-Term Marketable Securities	-	-	-	-	-	-	-	2,379	2,498	3,865	6,899	10,528
Property, Plant and Equipment, Net	1,362	1,409	1,626	1,832	1,870	1,962	2,177	2,455	2,580	2,546	2,653	2,954
Goodwill	38	38	38	38	38	38	38	207	207	207	207	206
Acquired Intangible Assets, Net	146	240	237	299	311	300	291	285	277	268	259	247
Other Assets	1,251	995	1,001	1,222	1,631	1,435	1,205	1,935	2,062	2,498	2,952	3,651

Total Assets	$19,461	$18,711	$21,647	$25,347	$30,039	$30,471	$31,709	$39,572	$42,787	$43,237	$48,140	$53,851

Current Liabilities:
Accounts Payable	$3,885	$2,403	$3,660	$4,970	$5,366	$4,154	$3,683	$5,520	$4,715	$3,976	$4,854	$5,601
Accrued Expenses	2,528	2,160	2,269	2,919	3,074	3,064	2,808	3,719	3,807	2,761	3,338	3,376
Deferred Revenue	924	922	1,063	1,391	2,059	2,416	2,727	4,853	6,235	7,014	8,469	10,305

Total Current Liabilities	7,337	5,485	6,992	9,280	10,499	9,634	9,218	14,092	14,757	13,751	16,661	19,282

Deferred Revenue - Non-Current	376	414	561	849	1,229	1,409	1,336	3,029	3,440	3,460	3,667	4,485
Other Non-Current Liabilities	520	551	690	686	1,507	1,375	1,533	1,421	1,681	1,715	1,924	2,252

Total Liabilities	8,233	6,450	8,243	10,815	13,235	12,418	12,087	18,542	19,878	18,926	22,252	26,019

Shareholders’ Equity:
Common Stock	4,594	4,848	5,149	5,368	6,046	6,342	6,831	7,177	7,392	7,643	7,957	8,210
Retained Earnings	6,611	7,381	8,199	9,101	10,684	11,642	12,714	13,845	15,448	16,653	17,878	19,538
Accumulated Other Comprehensive Income/(Loss)	23	32	56	63	74	69	77	8	69	15	53	84

Total Shareholders’ Equity	11,228	12,261	13,404	14,532	16,804	18,053	19,622	21,030	22,909	24,311	25,888	27,832

Total Liabilities and Shareholders’ Equity	$19,461	$18,711	$21,647	$25,347	$30,039	$30,471	$31,709	$39,572	$42,787	$43,237	$48,140	$53,851

Apple Inc.

Revised Quarterly Balance Sheet Information

($ in millions)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009

Adjustments (a)

Current Assets:
Cash and Cash Equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Short-Term Marketable Securities	-	-	-	-	-	-	-	-	-	-	-	-
Accounts Receivable, Net	-	-	-	-	-	-	-	-	-	-	-	-
Inventories	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Tax Assets	(1)	(5)	(16)	6	(17)	(68)	(126)	(403)	(516)	(474)	(636)	(966)
Other Current Assets	(5)	(26)	(72)	(261)	(646)	(895)	(1,029)	(1,902)	(2,421)	(2,381)	(3,136)	(3,744)

Total Current Assets	(6)	(31)	(88)	(255)	(663)	(963)	(1,155)	(2,305)	(2,937)	(2,855)	(3,772)	(4,710)

Long-Term Marketable Securities	-	-	-	-	-	-	-	-	-	-	-	-
Property, Plant and Equipment, Net	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Acquired Intangible Assets, Net	-	-	-	-	-	-	-	-	-	-	-	-
Other Assets	-	6	(56)	(214)	(470)	(559)	(431)	(1,096)	(1,230)	(1,234)	(1,367)	(1,640)

Total Assets	$(6)	$(25)	$(144)	$(469)	$(1,133)	$(1,522)	$(1,586)	$(3,401)	$(4,167)	$(4,089)	$(5,139)	$(6,350)

Current Liabilities:
Accounts Payable	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Accrued Expenses	(5)	(44)	(32)	104	200	219	191	505	584	900	467	476
Deferred Revenue	(8)	(30)	(94)	(278)	(769)	(1,090)	(1,289)	(3,236)	(4,464)	(5,272)	(6,549)	(8,252)

Total Current Liabilities	(13)	(74)	(126)	(174)	(569)	(871)	(1,098)	(2,731)	(3,880)	(4,372)	(6,082)	(7,776)

Deferred Revenue - Non-Current	-	-	(89)	(295)	(626)	(774)	(671)	(2,261)	(2,626)	(2,689)	(2,879)	(3,632)
Other Non-Current Liabilities	-	38	38	1	4	9	10	324	498	729	946	1,250

Total Liabilities	(13)	(36)	(177)	(468)	(1,191)	(1,636)	(1,759)	(4,668)	(6,008)	(6,332)	(8,015)	(10,158)

Shareholders’ Equity:
Common Stock	-	-	-	-	-	-	-	-	-	-	-	-
Retained Earnings	7	11	33	(1)	58	114	173	1,284	1,934	2,349	2,948	3,815
Accumulated Other Comprehensive Income/(Loss)	-	-	-	-	-	-	-	(17)	(93)	(106)	(72)	(7)

Total Shareholders’ Equity	7	11	33	(1)	58	114	173	1,267	1,841	2,243	2,876	3,808

Total Liabilities and Shareholders’ Equity	$(6)	$(25)	$(144)	$(469)	$(1,133)	$(1,522)	$(1,586)	$(3,401)	$(4,167)	$(4,089)	$(5,139)	$(6,350)

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the “Explanatory Note” in Apple’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Cash Flow from Operations

($ in millions)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	FY 2007

New Accounting (a)

Cash Flow from Operations:
Net Income	$1,011	$774	$840	$870	$3,495
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	74	69	81	103	327
Stock-Based Compensation Expense	46	63	65	68	242
Deferred Income Tax Expense/(Benefit)	73	90	95	(185)	73
Loss on Disposition of Property, Plant and Equipment	5	1	1	5	12
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	(369)	693	(482)	(227)	(385)
Inventories	(33)	95	(43)	(95)	(76)
Other Current Assets	41	574	(902)	(992)	(1,279)
Other Assets	28	233	50	(26)	285
Accounts Payable	495	(1,482)	1,257	1,224	1,494
Deferred Revenue	191	14	135	226	566
Other Liabilities	251	(390)	130	725	716

Cash Generated by Operating Activities	$1,813	$734	$1,227	$1,696	$5,470

Old Accounting

Cash Flow from Operations:
Net Income	$1,004	$770	$818	$904	$3,496
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	74	69	81	93	317
Stock-Based Compensation Expense	46	63	65	68	242
Deferred Income Tax Expense/(Benefit)	73	49	84	(128)	78
Loss on Disposition of Property, Plant and Equipment	5	1	1	5	12
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	(369)	693	(482)	(227)	(385)
Inventories	(33)	95	(43)	(95)	(76)
Other Current Assets	36	553	(952)	(1,177)	(1,540)
Other Assets	28	233	(7)	(173)	81
Accounts Payable	495	(1,482)	1,257	1,224	1,494
Deferred Revenue	199	36	288	616	1,139
Other Liabilities	255	(346)	117	586	612

Cash Generated by Operating Activities	$1,813	$734	$1,227	$1,696	$5,470

Adjustments (a)

Cash Flow from Operations:
Net Income	$7	$4	$22	$(34)	$(1)
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	-	-	-	10	10
Stock-Based Compensation Expense	-	-	-	-	-
Deferred Income Tax Expense/(Benefit)	-	41	11	(57)	(5)
Loss on Disposition of Property, Plant and Equipment	-	-	-	-	-
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	-	-	-	-	-
Inventories	-	-	-	-	-
Other Current Assets	5	21	50	185	261
Other Assets	-	-	57	147	204
Accounts Payable	-	-	-	-	-
Deferred Revenue	(8)	(22)	(153)	(390)	(573)
Other Liabilities	(4)	(44)	13	139	104

Cash Generated by Operating Activities	$-	$-	$-	$-	$-

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Cash Flow from Operations

($ in millions)

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	FY 2008

New Accounting (a)

Cash Flow from Operations:
Net Income	$1,640	$1,101	$1,131	$2,247	$6,119
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	110	120	120	146	496
Stock-Based Compensation Expense	110	132	133	141	516
Deferred Income Tax Expense/(Benefit)	49	39	95	215	398
Loss/(Gain) on Disposition of Property, Plant and Equipment	14	(4)	5	7	22
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	(302)	346	(10)	(819)	(785)
Inventories	(113)	95	(181)	36	(163)
Other Current Assets	(154)	360	477	(957)	(274)
Other Assets	(13)	183	121	(2)	289
Accounts Payable	484	(1,224)	(486)	1,822	596
Deferred Revenue	226	68	142	282	718
Other Liabilities	736	(23)	(226)	1,177	1,664

Cash Generated by Operating Activities	$2,787	$1,193	$1,321	$4,295	$9,596

Old Accounting

Cash Flow from Operations:
Net Income	$1,581	$1,045	$1,072	$1,136	$4,834
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	106	116	117	134	473
Stock-Based Compensation Expense	110	132	133	141	516
Deferred Income Tax Expense/(Benefit)	22	(16)	35	(409)	(368)
Loss/(Gain) on Disposition of Property, Plant and Equipment	14	(4)	5	7	22
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	(302)	346	(10)	(819)	(785)
Inventories	(113)	95	(181)	36	(163)
Other Current Assets	(550)	106	344	(1,858)	(1,958)
Other Assets	(253)	103	251	(593)	(492)
Accounts Payable	484	(1,224)	(486)	1,822	596
Deferred Revenue	1,048	537	238	3,819	5,642
Other Liabilities	640	(43)	(197)	879	1,279

Cash Generated by Operating Activities	$2,787	$1,193	$1,321	$4,295	$9,596

Adjustments (a)

Cash Flow from Operations:
Net Income	$59	$56	$59	$1,111	$1,285
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	4	4	3	12	23
Stock-Based Compensation Expense	-	-	-	-	-
Deferred Income Tax Expense/(Benefit)	27	55	60	624	766
Loss/(Gain) on Disposition of Property, Plant and Equipment	-	-	-	-	-
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	-	-	-	-	-
Inventories	-	-	-	-	-
Other Current Assets	396	254	133	901	1,684
Other Assets	240	80	(130)	591	781
Accounts Payable	-	-	-	-	-
Deferred Revenue	(822)	(469)	(96)	(3,537)	(4,924)
Other Liabilities	96	20	(29)	298	385

Cash Generated by Operating Activities	$-	$-	$-	$-	$-

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Cash Flow from Operations

($ in millions)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	FY 2009

New Accounting (a)

Cash Flow from Operations:
Net Income	$2,255	$1,620	$1,828	$2,532	$8,235
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	168	181	182	203	734
Stock-Based Compensation Expense	170	181	179	180	710
Deferred Income Tax Expense/(Benefit)	276	294	202	268	1,040
Loss on Disposition of Property, Plant and Equipment	7	1	10	8	26
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	226	264	(754)	(675)	(939)
Inventories	113	84	(68)	(75)	54
Other Current Assets	1,097	137	(384)	(101)	749
Other Assets	7	(368)	(241)	(300)	(902)
Accounts Payable	(767)	(760)	879	740	92
Deferred Revenue	200	(72)	195	198	521
Other Liabilities	186	(721)	242	132	(161)

Cash Generated by Operating Activities	$3,938	$841	$2,270	$3,110	$10,159

Old Accounting

Cash Flow from Operations:
Net Income	$1,605	$1,205	$1,229	$1,665	$5,704
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	158	172	176	197	703
Stock-Based Compensation Expense	170	181	179	180	710
Deferred Income Tax Expense/(Benefit)	(27)	(4)	(170)	(318)	(519)
Loss on Disposition of Property, Plant and Equipment	7	1	10	8	26
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	226	264	(754)	(675)	(939)
Inventories	113	84	(68)	(75)	54
Other Current Assets	660	199	(1,157)	(752)	(1,050)
Other Assets	(116)	(340)	(360)	(530)	(1,346)
Accounts Payable	(767)	(760)	879	740	92
Deferred Revenue	1,793	799	1,662	2,654	6,908
Other Liabilities	116	(960)	644	16	(184)

Cash Generated by Operating Activities	$3,938	$841	$2,270	$3,110	$10,159

Adjustments (a)

Cash Flow from Operations:
Net Income	$650	$415	$599	$867	$2,531
Adjustments to Reconcile Net Income to Cash Generated by Operating Activities:
Depreciation, Amortization and Accretion	10	9	6	6	31
Stock-Based Compensation Expense	-	-	-	-	-
Deferred Income Tax Expense/(Benefit)	303	298	372	586	1,559
Loss on Disposition of Property, Plant and Equipment	-	-	-	-	-
Changes in Operating Assets and Liabilities:
Accounts Receivable, Net	-	-	-	-	-
Inventories	-	-	-	-	-
Other Current Assets	437	(62)	773	651	1,799
Other Assets	123	(28)	119	230	444
Accounts Payable	-	-	-	-	-
Deferred Revenue	(1,593)	(871)	(1,467)	(2,456)	(6,387)
Other Liabilities	70	239	(402)	116	23

Cash Generated by Operating Activities	$-	$-	$-	$-	$-

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Summary Data

($ in millions, units in thousands)

	Q1 2007	Q2 2007	Q3 2007	Q4 2007	FY 2007

iPhone Unit Sales	-	-	270	1,119	1,389

New Accounting (a)

Operating Segments
Americas	$3,528	$2,480	$2,743	$3,156	$11,907
Europe	1,712	1,252	1,166	1,339	5,469
Japan	285	285	259	255	1,084
Retail	1,116	837	998	1,411	4,362
Other Segments	482	432	397	445	1,756

Total Operating Segments Revenue	$7,123	$5,286	$5,563	$6,606	$24,578

Product Summary
Desktops	$955	$914	$956	$1,198	$4,023
Portables	1,462	1,357	1,577	1,917	6,313

Subtotal CPUs	2,417	2,271	2,533	3,115	10,336

iPod	3,427	1,689	1,570	1,619	8,305
Other Music Related Products and Services	634	653	608	601	2,496
iPhone and Related Products and Services	-	-	141	489	630
Peripherals and Other Hardware	297	328	325	353	1,303
Software, Service, and Other Sales	348	345	386	429	1,508

	4,706	3,015	3,030	3,491	14,242

Total Apple Revenue	$7,123	$5,286	$5,563	$6,606	$24,578

Old Accounting

Operating Segments
Americas	$3,521	$2,467	$2,680	$2,928	$11,596
Europe	1,712	1,249	1,160	1,339	5,460
Japan	285	284	258	255	1,082
Retail	1,115	834	915	1,251	4,115
Other Segments	482	430	397	444	1,753

Total Operating Segments Revenue	$7,115	$5,264	$5,410	$6,217	$24,006

Product Summary
Desktops	$955	$914	$956	$1,195	$4,020
Portables	1,455	1,354	1,577	1,908	6,294

Subtotal CPUs	2,410	2,268	2,533	3,103	10,314

iPod	3,427	1,689	1,570	1,619	8,305
Other Music Related Products and Services	634	653	608	601	2,496
iPhone and Related Products and Services	-	-	5	118	123
Peripherals and Other Hardware	297	309	308	346	1,260
Software, Service, and Other Sales	347	345	386	430	1,508

	4,705	2,996	2,877	3,114	13,692

Total Apple Revenue	$7,115	$5,264	$5,410	$6,217	$24,006

Adjustments (a)

Operating Segments
Americas	$7	$13	$63	$228	$311
Europe	-	3	6	-	9
Japan	-	1	1	-	2
Retail	1	3	83	160	247
Other Segments	-	2	-	1	3

Total Operating Segments Revenue	$8	$22	$153	$389	$572

Product Summary
Desktops	$-	$-	$-	$3	$3
Portables	7	3	-	9	19

Subtotal CPUs	7	3	-	12	22

iPod	-	-	-	-	-
Other Music Related Products and Services	-	-	-	-	-
iPhone and Related Products and Services	-	-	136	371	507
Peripherals and Other Hardware	-	19	17	7	43
Software, Service, and Other Sales	1	-	-	(1)	-

	1	19	153	377	550

Total Apple Revenue	$8	$22	$153	$389	$572

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Summary Data

($ in millions, units in thousands)

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	FY 2008
iPhone Unit Sales	2,315	1,703	717	6,892	11,627

New Accounting (a)

Operating Segments
Americas	$4,635	$3,463	$3,538	$4,811	$16,447
Europe	2,651	1,784	1,630	3,168	9,233
Japan	400	424	365	539	1,728
Retail	2,007	1,720	1,454	2,111	7,292
Other Segments	737	589	574	891	2,791

Total Operating Segments Revenue	$10,430	$7,980	$7,561	$11,520	$37,491

Product Summary
Desktops	$1,516	$1,355	$1,383	$1,368	$5,622
Portables	2,054	2,156	2,251	2,271	8,732

Subtotal CPUs	3,570	3,511	3,634	3,639	14,354

iPod	3,997	1,818	1,678	1,660	9,153
Other Music Related Products and Services	808	881	819	832	3,340
iPhone and Related Products and Services	1,036	817	483	4,406	6,742
Peripherals and Other Hardware	391	424	446	433	1,694
Software, Service, and Other Sales	628	529	501	550	2,208

	6,860	4,469	3,927	7,881	23,137

Total Apple Revenue	$10,430	$7,980	$7,561	$11,520	$37,491

Old Accounting

Operating Segments
Americas	$4,298	$3,268	$3,435	$3,572	$14,573
Europe	2,471	1,780	1,648	1,723	7,622
Japan	400	424	365	320	1,509
Retail	1,701	1,451	1,445	1,718	6,315
Other Segments	738	589	571	562	2,460

Total Operating Segments Revenue	$9,608	$7,512	$7,464	$7,895	$32,479

Product Summary
Desktops	$1,515	$1,352	$1,373	$1,363	$5,603
Portables	2,037	2,142	2,237	2,257	8,673

Subtotal CPUs	3,552	3,494	3,610	3,620	14,276

iPod	3,997	1,818	1,678	1,660	9,153
Other Music Related Products and Services	808	881	819	832	3,340
iPhone and Related Products and Services	241	378	419	806	1,844
Peripherals and Other Hardware	382	412	437	428	1,659
Software, Service, and Other Sales	628	529	501	549	2,207

	6,056	4,018	3,854	4,275	18,203

Total Apple Revenue	$9,608	$7,512	$7,464	$7,895	$32,479

Adjustments (a)

Operating Segments
Americas	$337	$195	$103	$1,239	$1,874
Europe	180	4	(18)	1,445	1,611
Japan	-	-	-	219	219
Retail	306	269	9	393	977
Other Segments	(1)	-	3	329	331

Total Operating Segments Revenue	$822	$468	$97	$3,625	$5,012

Product Summary
Desktops	$1	$3	$10	$5	$19
Portables	17	14	14	14	59

Subtotal CPUs	18	17	24	19	78

iPod	-	-	-	-	-
Other Music Related Products and Services	-	-	-	-	-
iPhone and Related Products and Services	795	439	64	3,600	4,898
Peripherals and Other Hardware	9	12	9	5	35
Software, Service, and Other Sales	-	-	-	1	1

	804	451	73	3,606	4,934

Total Apple Revenue	$822	$468	$97	$3,625	$5,012

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Summary Data

($ in millions, units in thousands)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	FY 2009
iPhone Unit Sales	4,363	3,793	5,208	7,367	20,731

New Accounting (a)

Operating Segments
Americas	$5,278	$3,942	$4,452	$5,215	$18,887
Europe	3,585	2,485	2,505	3,235	11,810
Japan	498	587	560	634	2,279
Retail	1,746	1,377	1,492	2,041	6,656
Other Segments	773	693	725	1,082	3,273

Total Operating Segments Revenue	$11,880	$9,084	$9,734	$12,207	$42,905

Product Summary
Desktops	$1,045	$1,056	$1,134	$1,089	$4,324
Portables	2,520	1,904	2,220	2,891	9,535

Subtotal CPUs	3,565	2,960	3,354	3,980	13,859

iPod	3,371	1,665	1,492	1,563	8,091
Other Music Related Products and Services	1,011	1,049	958	1,018	4,036
iPhone and Related Products and Services	2,940	2,427	3,060	4,606	13,033
Peripherals and Other Hardware	387	357	340	391	1,475
Software, Service, and Other Sales	606	626	530	649	2,411

	8,315	6,124	6,380	8,227	29,046

Total Apple Revenue	$11,880	$9,084	$9,734	$12,207	$42,905

Old Accounting

Operating Segments
Americas	$4,501	$3,517	$3,827	$4,297	$16,142
Europe	2,771	2,097	2,006	2,491	9,365
Japan	481	500	416	434	1,831
Retail	1,740	1,471	1,496	1,867	6,574
Other Segments	674	578	592	781	2,625

Total Operating Segments Revenue	$10,167	$8,163	$8,337	$9,870	$36,537

Product Summary
Desktops	$1,043	$1,050	$1,129	$1,086	$4,308
Portables	2,511	1,895	2,200	2,866	9,472

Subtotal CPUs	3,554	2,945	3,329	3,952	13,780

iPod	3,371	1,665	1,492	1,563	8,091
Other Music Related Products and Services	1,011	1,049	958	1,018	4,036
iPhone and Related Products and Services	1,247	1,521	1,689	2,297	6,754
Peripherals and Other Hardware	378	358	341	393	1,470
Software, Service, and Other Sales	606	625	528	647	2,406

	6,613	5,218	5,008	5,918	22,757

Total Apple Revenue	$10,167	$8,163	$8,337	$9,870	$36,537

Adjustments (a)

Operating Segments
Americas	$777	$425	$625	$918	$2,745
Europe	814	388	499	744	2,445
Japan	17	87	144	200	448
Retail	6	(94)	(4)	174	82
Other Segments	99	115	133	301	648

Total Operating Segments Revenue	$1,713	$921	$1,397	$2,337	$6,368

Product Summary
Desktops	$2	$6	$5	$3	$16
Portables	9	9	20	25	63

Subtotal CPUs	11	15	25	28	79

iPod	-	-	-	-	-
Other Music Related Products and Services	-	-	-	-	-
iPhone and Related Products and Services	1,693	906	1,371	2,309	6,279
Peripherals and Other Hardware	9	(1)	(1)	(2)	5
Software, Service, and Other Sales	-	1	2	2	5

	1,702	906	1,372	2,309	6,289

Total Apple Revenue	$1,713	$921	$1,397	$2,337	$6,368

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Deferred Revenue Information

($ in millions)

	Q3 2007	Q4 2007
New Accounting (a)

Deferred Revenue - Current:
iPhone and Apple TV	$4	$72
AppleCare	399	430
Other	566	611

Total Deferred Revenue - Current	969	1,113

Deferred Revenue - Non-Current:
iPhone and Apple TV	4	14
AppleCare	435	495
Other	33	45

Total Deferred Revenue - Non-Current	472	554

Total Deferred Revenue	$1,441	$1,667

Old Accounting

Deferred Revenue - Current:
iPhone and Apple TV	$92	$346
AppleCare	399	430
Other	572	615

Total Deferred Revenue - Current	1,063	1,391

Deferred Revenue - Non-Current:
iPhone and Apple TV	88	290
AppleCare	435	495
Other	38	64

Total Deferred Revenue - Non-Current	561	849

Total Deferred Revenue	$1,624	$2,240

Adjustments (a)

Deferred Revenue - Current:
iPhone and Apple TV	$(88)	$(274)
AppleCare	-	-
Other	(6)	(4)

Total Deferred Revenue - Current	(94)	(278)

Deferred Revenue - Non-Current:
iPhone and Apple TV	(84)	(276)
AppleCare	-	-
Other	(5)	(19)

Total Deferred Revenue - Non-Current	(89)	(295)

Total Deferred Revenue	$(183)	$(573)

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Deferred Revenue Information

($ in millions)

	Q1 2008	Q2 2008	Q3 2008	Q4 2008

New Accounting (a)

Deferred Revenue - Current:
iPhone and Apple TV	$58	$94	$122	$330
AppleCare	467	504	547	591
Other	765	728	769	696

Total Deferred Revenue - Current	1,290	1,326	1,438	1,617

Deferred Revenue - Non-Current:
iPhone and Apple TV	34	41	32	86
AppleCare	529	559	597	642
Other	40	35	36	40

Total Deferred Revenue - Non-Current	603	635	665	768

Total Deferred Revenue	$1,893	$1,961	$2,103	$2,385

Old Accounting

Deferred Revenue - Current:
iPhone and Apple TV	$816	$1,170	$1,389	$3,518
AppleCare	467	504	547	599
Other	776	742	791	736

Total Deferred Revenue - Current	2,059	2,416	2,727	4,853

Deferred Revenue - Non-Current:
iPhone and Apple TV	624	763	632	2,262
AppleCare	529	559	597	651
Other	76	87	107	116

Total Deferred Revenue - Non-Current	1,229	1,409	1,336	3,029

Total Deferred Revenue	$3,288	$3,825	$4,063	$7,882

Adjustments (a)

Deferred Revenue - Current:
iPhone and Apple TV	$(758)	$(1,076)	$(1,267)	$(3,188)
AppleCare	-	-	-	(8)
Other	(11)	(14)	(22)	(40)

Total Deferred Revenue - Current	(769)	(1,090)	(1,289)	(3,236)

Deferred Revenue - Non-Current:
iPhone and Apple TV	(590)	(722)	(600)	(2,176)
AppleCare	-	-	-	(9)
Other	(36)	(52)	(71)	(76)

Total Deferred Revenue - Non-Current	(626)	(774)	(671)	(2,261)

Total Deferred Revenue	$(1,395)	$(1,864)	$(1,960)	$(5,497)

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

Apple Inc.

Revised Quarterly Deferred Revenue Information

($ in millions)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009

New Accounting (a)

Deferred Revenue - Current:
iPhone and Apple TV	$247	$239	$284	$346
AppleCare	594	651	713	779
Other	930	852	923	928

Total Deferred Revenue - Current	1,771	1,742	1,920	2,053

Deferred Revenue - Non-Current:
iPhone and Apple TV	102	102	110	137
AppleCare	673	631	643	677
Other	39	38	35	39

Total Deferred Revenue - Non-Current	814	771	788	853

Total Deferred Revenue	$2,585	$2,513	$2,708	$2,906

Old Accounting

Deferred Revenue - Current:
iPhone and Apple TV	$4,666	$5,467	$6,767	$8,519
AppleCare	602	659	725	791
Other	967	888	977	995

Total Deferred Revenue - Current	6,235	7,014	8,469	10,305

Deferred Revenue - Non-Current:
iPhone and Apple TV	2,627	2,676	2,860	3,618
AppleCare	683	638	653	688
Other	130	146	154	179

Total Deferred Revenue - Non-Current	3,440	3,460	3,667	4,485

Total Deferred Revenue	$9,675	$10,474	$12,136	$14,790

Adjustments (a)

Deferred Revenue - Current:
iPhone and Apple TV	$(4,419)	$(5,228)	$(6,483)	$(8,173)
AppleCare	(8)	(8)	(12)	(12)
Other	(37)	(36)	(54)	(67)

Total Deferred Revenue - Current	(4,464)	(5,272)	(6,549)	(8,252)

Deferred Revenue - Non-Current:
iPhone and Apple TV	(2,525)	(2,574)	(2,750)	(3,481)
AppleCare	(10)	(7)	(10)	(11)
Other	(91)	(108)	(119)	(140)

Total Deferred Revenue - Non-Current	(2,626)	(2,689)	(2,879)	(3,632)

Total Deferred Revenue	$(7,090)	$(7,961)	$(9,428)	$(11,884)

(a)

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. Apple adopted the new accounting principles on a retrospective basis during the first quarter of 2010. The new accounting principles significantly change how Apple accounts for certain revenue arrangements that include both hardware and software elements. The impact of the new accounting principles is reflected for all periods included in the above schedule. For additional information refer to the "Explanatory Note" in Apple's Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.